UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)      February 9, 2005
                                                       -------------------------

                             THE DIRECTV GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        1-31945                                             52-1106564
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(Commission File Number)                       (IRS Employer Identification No.)


       2250 EAST IMPERIAL HIGHWAY
         EL SEGUNDO, CALIFORNIA                                  90245
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(Address of Principal Executive Offices)                      (Zip Code)


                                 (310) 964-0808
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

           On June 8, 2004, The DIRECTV Group, Inc. (the "Company"), Hughes Network Systems, Inc. ("HNS") and Flextronics Sales & Marketing (L-A) Ltd. ("Flextronics") entered into an agreement whereby Flextronics acquired HNS' 55% ownership interest in Hughes Software Systems Limted ("HSS"). On September 10, 2004, the Company filed a Current Report on Form 8-K (the "September Form 8-K") revising certain portions of its Annual Report on Form 10-K ("Form 10-K") for the fiscal year ended December 31, 2003 to reflect the reclassification of HSS as a discontinued operation pursuant to the requirements of Statement of Financial Accounting Standards No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets." Certain portions of the Form 10-K had been previously revised to reflect, among other things, the reclassification of PanAmSat Corporation ("PanAmSat") as a discontinued operation in the Company's Current Report on Form 8-K filed on June 3, 2004 (the "June Form 8-K") as a result of the sale of the Company's interest in PanAmSat Corporation announced on April 20, 2004.

           The revised presentation of Item 6: Selected Financial Data ("Item 6"), attached hereto as Exhibit 99.1, reflects the reclassification of HSS and PanAmSat as discontinued operations for all years presented therein. Fiscal years ended December 31, 2003, 2002 and 2001 were previously reclassified and filed with each of the June Form 8-K and the September Form 8-K to reflect the reclassifications of PanAmSat and HSS, respectively.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         EXHIBIT NO.            EXHIBIT
         -----------            -------

         99.1                   Item 6.  Selected Financial Data.





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
                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE DIRECTV GROUP, INC.
                                    (Registrant)

Date: February 9, 2005              By: /s/ Larry D. Hunter
                                        ------------------------------------
                                    Name: Larry D. Hunter
                                    Title: Executive Vice President,
                                           General Counsel and Secretary




















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
                                  EXHIBIT INDEX


EXHIBIT NO.            EXHIBIT
-----------            -------

99.1                   Item 6.  Selected Financial Data.




















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